SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): August 7, 1998
                                                          --------------


                             REDWOOD FINANCIAL, INC.
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             (Exact name of Registrant as specified in its Charter)




         Minnesota                        0-25884               41-1807233
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(State or other jurisdiction       (Commission File Number)   (I.R.S. Employer
      of incorporation)                                      Identification No.)


301 S. Washington Street, P.O. Box 317, Redwood Falls, Minnesota      56283
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:           (507) 637-8730
                                                              --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)





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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         (c)      Exhibits:

                  Exhibit 99 - Press Release dated August 7, 1998

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            REDWOOD FINANCIAL, INC.



Date:  August 11, 1998                      By:      /s/ Paul W. Pryor
                                                     -----------------
                                                     Paul W. Pryor
                                                     President